UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 17, 2009
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.03	MATERIAL MODIFICATIONS OF RIGHTS TO SECURITY HOLDERS.

Amendment to Terms of 2007 US Offering and 2007 Foreign Offering

On November 17, 2009, the Company’s Board of Directors decided to unilaterally amend the terms of the outstanding warrants issued by under its US and foreign private placement offerings completed in 2007 (the “2007 US Offering” and “2007 Foreign Offering” respectively) without the payment of any additional consideration by the holders thereof as follows:

(a)	The exercise price of the warrants issued under the 2007 Foreign Offering and the 2007 US Offering was reduced from $1.00 per share to $0.75 per share; and

(b)	The conditions under which the Company may exercise the expiration date acceleration rights for the warrants issued under the 2007 Foreign Offering and the 2007 US Offering were amended by:

(i)

increasing the minimum weighted average price threshold from $3.50 per share for 20 consecutive trading days to $4.50 per share for 20 consecutive trading days on the principal exchange or market on which the Company’s common stock trades, and

(ii)

requiring that the average daily trading volume for the Company’s common stock on the principal exchange or market on which such common stock trades during the 20 consecutive trading days referred to in paragraph 1(b)(i) above be not less than 0.2% of the Company’s free float during such 20 consecutive trading days.

SECTION 7 – REGULATION FD

ITEM 7.01	REGULATION FD DISCLOSURE

News Release – Ireland Inc. Completes $6.25 Million Financing

Attached as Exhibit 99.1 to this report, and incorporated by reference herein, is a news release issued by the Company on November 19, 2009. The news release reports that the Company has completed a $6.25 million private placement financing. The funds from this financing will be used to complete the Company's 2009 drill program, to commence operations of the onsite pilot plant, and to fund operations at the pilot facility into the third quarter of 2010.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release dated November 19, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.
Date: November 19, 2009
	By:	/s/ Douglas D.G. Birnie

	Name:	Douglas D.G. Birnie
	Title:	CEO and President